HIGHPEAK
ENERGY

2Q21 Results

August 2021



DISCLAIMER

HIGHPEAK ENERGY

FORWARD-LOOKING STATEMENTS

The information in this presentation and in any oral statements made in connection herewith contains forward-looking statements that involve risks and uncertainties. When used in or in connection with this document, the words "believes," "plans," "expects," "anticipates," "forecasts," "intends," "continue," "may," "will," "could," "should," "future," "potential," "estimate" or the negative of such terms and similar expressions as they relate to HighPeak Energy, Inc. ("HighPeak Energy" or the "Company") are intended to identify forward-looking statements, which are generally not historical in nature. The forward-looking statements are based on the Company's current expectations, assumptions, estimates and projections about the Company and the industry in which the Company operates. Although the Company believes that the expectations and assumptions reflected in the forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond the Company's control.

These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, the impact of a widespread outbreak of an illness, such as the coronavirus disease 2019 ("COVID-19") pandemic, on global and U.S. economic activity, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to perform the Company's drilling and operating activities, access to and availability of transportation, processing, fractionation, refining and storage facilities, HighPeak Energy's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to any credit facility and derivative contracts entered into by HighPeak Energy, if any, and purchasers of HighPeak Energy's oil, NGL and gas production, uncertainties about estimates of reserves, identification of drilling locations and the ability to add proved reserves in the future, the assumptions underlying forecasts, including forecasts of production, expenses, cash flow from sales of oil and gas and tax rates, quality of technical data, environmental and weather risks, including the possible impacts of climate change, cybersecurity risks and acts of war or terrorism. These and other risks are described in the Company's Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 15, 2021 (File No. 333-248898) and in its other filings with the SEC. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse effect on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no duty to publicly update these statements except as required by law.

USE OF NON-GAAP FINANCIAL MEASURES

This presentation includes non-GAAP financial measures, including EBITDAX, operating margin and PV-10. HighPeak believes these non-GAAP measures are useful because they allow HighPeak to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods, capital structure or tax status. HighPeak does not consider these non-GAAP measures in isolation or as alternatives to similar financial measures determined in accordance with GAAP. HighPeak's computations of these non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

HighPeak defines EBITDAX as net income before interest expense, income taxes, depreciation, depletion and amortization, exploration and other expenses, impairment and abandonment expenses, non-cash gains or losses on derivatives, stock-based compensation, gain on exchange of debt, gains and losses from the sale of assets, transaction costs and nonrecurring workforce reduction severance payments. HighPeak's management believes EBITDAX is useful as it allows them to more effectively evaluate HighPeak's operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. HighPeak excludes the items listed above from net income in arriving at EBITDAX because these amounts can vary substantially from company to company within the industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. HighPeak defines operating margin as realized price less lease operating expenses, gathering, processing and transportation expenses, production taxes and interest, on a per-Boe basis. HighPeak defines PV-10 as the present value of estimated future net revenues to be generated from the production of proved reserves, without giving effect to non-property related expenses, discounted at 10% per year before income taxes. For reconciliations of each such non-GAAP measure as presented herein to its most comparable measure prepared in accordance with GAAP, see the Appendix to this presentation.

Key Highlights

Production

- Averaged 8.8 MBoe/d in 2Q21 (up 66% from 1Q21)[1]
- 90% oil and 96% liquids[2]
- Growth expected to continue with addition of 2nd rig

Acreage

- Flat Top and Signal Peak areas are ~33,000 and ~18,000 net acres, respectively in the Northern Midland Basin
- ~95% operated

Acquisition

- Entered into multiple agreements for certain bolt-on acquisitions during 3Q21 (expected to close in 3Q21)
  - 6,200 net acres and estimated production averaging >1,400 Boe/d for the remainder of 2021

Margins

- 2Q21 cash operating margin of $51.35/Boe[3]
- Average realized price of $60.40/Boe[3]

Acreage Position and Selected Offset Operators


Dawson
Borden
Scurry
Flat Top
Martin
Howard
Mitchell
Signal Peak
Midland
Glasscock
Sterling
0 2 4 6 8 mi
HighPeak
Callon
Diamondback
Laredo
Laredo/Sabalo
Ovintiv
SM Energy
Surge

Q1 2021 | Q2 2021

Production
(Net MBoe/d)


66%
5.3
8.8

EBITDAX
($ millions)


91%
20.1
38.4

Lateral Feet Drilled
(000 ft)


40%
75.9
106.4

Oil Mix 90%

Liquids Mix 96%

Net Debt 1.2mm

Production and Pricing	Q2 2021
Total production (MBoe)	723.6
Total production (MBoe/d)	8.8
Oil percentage	90%
Liquids percentage	96%
Realized Pricing	
Oil per Bbl	$64.93
NGL per Bbl	$26.77
Gas per Mcf	$2.81
Total per Boe	$60.40
Total per Boe (hedged)	*$59.10*
Costs (per Boe)	
LOE (including transportation)	$5.87
Production & Ad Valorem taxes	$3.18
G&A (Cash)	$2.02
Total Cash Costs	$11.07
Cash Margin	$49.32
Cash Margin (hedged)	*$48.02*
Earnings	
Net Income ($MM)	$5.74
GAAP Earnings (per share)	*$0.06*
EBITDAX ($MM)	$38.38
EBITDAX (per share)	*$0.38*
Other	
Capex ($MM)	$46.8
Lateral Feet Drilled ('000s)	106.4 + SWD

Realized Price/WTI Index [1]

92%

QoQ Cash G&A/Boe

↓ 45%

Cash Margin/WTI Index [1]

75%



Average Net Daily Production (Boe/d)
306% CAGR
3Q20
4Q20
1Q21
2Q21



Hedge Position (Bopd)
Produced (Bbl/d)
Hedged (Bbl/d)
BOPD
10000
8000
6000
4000
2000
0

	2Q21	3Q21	4Q21	1Q22	2Q22
Hedge Price	$61.40	$61.91	$61.91	$61.91	$62.24

CAPITAL EFFICIENCY DRIVES RETURNS

Capital Efficiency

- Continuous capital improvement
  - Pad development
  - Longer laterals
  - Service company relationships
  - Ongoing operational improvements
  - D&C Post-Combination[3] average is ~$400/ft

Capital Efficiency Through 41 Wells Drilled[1]



$700
$600
$500
$400
$300
$200
$100
$0
Total Cost per ft
13,500
13,000
12,500
12,000
11,500
11,000
10,500
Avg Length (ft)
18
16
14
12
10
8
6
4
2
0
Avg Days to TD
Pre-Combo
Post-Combo



Flat Top Well Payout Economics[2]

Wolfcamp A 12,500' Well	Lower Spraberry 12,500' Well
< 7 months at $70 oil	< 9 months at $70 oil
< 1 year at $50 oil	< 1.5 years at $50 oil

(1) Total cost per foot includes Drilling, Completion, Equipping and Facilities.
(2) Assumes $[illegible]/MMBtu gas in all cases and total well capex of $[illegible]/ft for [illegible] ft laterals. Payback period calculated from first production.
(3) "Combination" reflects the business combination ("HPK") of HighPeak Energy, Inc. on Aug. 21, 2020.

HIGHPEAK ENERGY

High Oil Cut[1]

HPK Boe is different


OIL 90%

Current liquids of 96%

Cost Improvement

($/Boe)


$20
$15
$10
$5
$0
4Q20
1Q21
2Q21
LOE
TAX
G&A

High Margins[2]

Q2 2021 Results ($/Boe)


$60.95
$48.68 to $29.71
$49.32
$37.43 to $22.24
Revenue
Cash Margin
Peer Range
HPK

- Higher oil cut and shallower decline relative to Western Howard County
- HighPeak economics improved by company-owned infrastructure and capital efficiency

Fluid Disposal and Infrastructure

- Phase 1 & 2 of company-owned and operated system in Flat Top area is fully operational
  - Cost efficient fluid disposal
  - Provides for increased produced fluid recycling capability
- Second horizontal SWD to be operational in Q3/21


LEGEND
Gathering (Ph. 1/2)
Temporary
Gathering (Ph. 3)
3rd Party

Lowers Op Costs

Crude Oil Gathering and Takeaway

- Q2 revenue = 97% oil
- Long-term marketing and gathering contract for Flat Top crude oil
  - Provides for attractive all-in rates
  - Gatherer required to install gathering system
  - Barrel buyback option provides flexibility to access highest value markets


LEGEND
Battery
HPK Hz well
Non-HPK Hz well

Increases Realized Pricing

HIGHPEAK ENERGY

Environmental	Social	Governance
Started recycling produced fluids	Workforce is 30% Women	Joined the Environmental Partnership
13 MW Solar farm contract signed	Zero safety incidents to date	Majority of Board is independent despite controlled company status
Executed contract to increase field electrification	Flexible work environment/ Active community member	Established ESG Committee

HIGHPEAK ENERGY

Updating Capital Guidance:

- Increasing 2021 capital investment to $245 to $270 million, excluding acquisitions
  - $210 to $225 million for DCE&F costs for 35-40 gross wells
  - $35-$45 million for continued infrastructure buildout and leasehold
- Positioning HighPeak for continued rapid growth in 2022

Maintaining Production Guidance:

- 2nd Rig activity (starting in Q3) will focus on drilling infill locations on multi-well pads
- Optimizing production and pad efficiency
- Expecting lumpy production for next few quarters
- Setting the stage for continued volume increases in 2022

Updated 2021 Guidance:

- Total Capital Expenditures of $245 - $270 million
- 2021 Average Net Production of 10.5 to 12.0 MBoe/d
- 2021 Exit Net Production of 12.0 to 14.0 MBoe/d

Responsible Growth – Efficient production growth of over 66% QoQ[(1)]

Strong Balance Sheet – Increased liquidity, initiated dividend, $1.2mm net debt[(2)]

Operational Excellence – Focus on capital and operational efficiency

Attractive Product Mix – 96% liquids drive high margins

(1) Based on [illegible] average daily production compared to [illegible] average daily production
(2) See Appendix for calculation

HIGHPEAK ENERGY

HIGHPEAK ENERGY, INC.

Contact Information

Corporate Headquarters
421 W. 3rd St., Suite 1000
Fort Worth, TX 76102
www.highpeakenergy.com

Ryan Hightower, Vice President - Business Development
(817) 850-9204
IR@highpeakenergy.com





Appendix

HIGHPEAK ENERGY

Reconciliation of Net Income/Loss to EBITDAX

(in thousands)	Three Months Ended	
	30-Jun-21	31-Mar-21
Net income	$ 5,743	$ 4,744
Interest income	-	(1)
Interest expense	152	54
Income tax expense (benefit)	1,420	1,115
Depletion, depreciation and amortization	16,857	12,963
Accretion on asset retirement obligation	37	35
Exploration and abandonment expense	463	191
Stock based compensation	1,023	966
Derivative-related noncash activity	12,558	-
Other expense	127	-
EBITDAX	**$ 38,380**	**$ 20,067**

Calculation of Net Debt

(in thousands)	As of	
	30-Jun-21	31-Mar-21
Total debt	$ 14,000	$ -
Less total cash on hand	(12,800)	(9,600)
Net Debt	**$ 1,200**	**$ (9,600)**